UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8092
Salomon Brothers Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)
Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 725-6666
Date of fiscal year end: October 31
Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.
          The Semi-Annual Report to Stockholders is filed herewith.
[INSERT SHAREHOLDER REPORT]

1 of 1

Salomon Brothers Worldwide Income Fund Inc.
SEMI-ANNUAL
REPORT

APRIL 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Salomon Brothers Worldwide Income Fund Inc.

Semi-Annual Report • April 30, 2006
What’s
Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I
Fund at a Glance	1
Schedule of Investments	2
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Shareholder Information	20
Dividend Reinvestment Plan	21
   “Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month period of this report. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)[i] growth slipped to 1.7%. This marked the first quarter in which GDP growth didn’t surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.
Both short- and long-term yields rose over the reporting period. During the six months ended April 30, 2006, two-year Treasury yields increased from 4.42% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.58% to 5.07%. During part of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the overall bond market, as
Salomon Brothers Worldwide Income Fund Inc.     I

measured by the Lehman Brothers U.S. Aggregate Index,iv returned 0.56%.
The high yield market generated positive returns during the reporting period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. During the six-month period ended April 30, 2006, the Citigroup High Yield Market Index[v] returned 4.56%.
Emerging markets debt continued to produce solid results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 4.85% during the six-month reporting period. A strengthening global economy, solid domestic spending and high energy and commodity prices continue to support many emerging market countries. In addition, a number of these countries have strengthened their balance sheets in recent years. We believe that these positives more than offset the potential negatives associated with rising U.S. interest rates.

                                      Performance Review

For the six months ended April 30, 2006, the Salomon Brothers Worldwide Income Fund Inc. returned 4.29%, based on its net asset value (“NAV”)vii and 0.91% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global Index, returned 4.85% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 6.10%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $2.33 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2006 (unaudited)

Six-Month
Price Per Share	Total Return

$15.07 (NAV)	4.29%

$13.06 (Market Price)	0.91%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.
II     Salomon Brothers Worldwide Income Fund Inc.

                                      Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. Legg Mason has recommended to the Board of Directors of the Fund that Western Asset be appointed as the sub-advisor to the Fund, subject to applicable regulatory requirements.
The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Duda assumed portfolio management responsibilities for the Fund on March 17, 2006. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed by Western Asset for more than five years.
The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.
                                      Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity,
Salomon Brothers Worldwide Income Fund Inc.     III

including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

                                      Looking for Additional Information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBWX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/ InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 25, 2006
IV     Salomon Brothers Worldwide Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.
Salomon Brothers Worldwide Income Fund Inc.     V

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Fund at a Glance (unaudited)

Investment Breakdown
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      1

Schedule of Investments (April 30, 2006) (unaudited)
SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Face
Amount†		Security‡	Value

SOVEREIGN BONDS — 82.1%
Argentina — 3.6%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02 (a)	$956,042
3,500,000	DEM	7.000% due 3/18/04 (a)	697,467
8,038,846	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	3,149,579
		GDP-Linked Securities:
29,967,661	ARS	0.000% due 12/15/35 (b)	886,107
1,700,000	EUR	0.000% due 12/15/35 (b)	219,965
1,565,000		0.000% due 12/15/35 (b)	158,065
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04 (a)	701,551
2,000,000,000	ITL	7.000% due 3/18/04 (a)	399,307
470,000		Par Bonds, 1.330% due 12/31/38	178,130

		Total Argentina	7,346,213

Brazil — 15.1%
		Federative Republic of Brazil:
11,941,000		11.000% due 8/17/40	15,385,979
		Collective Action Securities:
11,897,000		8.000% due 1/15/18	12,929,065
2,130,000		8.750% due 2/4/25	2,412,225
161		MYDFA, 5.938% due 9/15/07 (b)(c)	161

		Total Brazil	30,727,430

Bulgaria — 1.3%
2,255,000		Republic of Bulgaria, 8.250% due 1/15/15 (c)	2,612,981

Chile — 1.6%
3,300,000		Republic of Chile, 5.500% due 1/15/13	3,251,258

China — 0.6%
1,250,000		People’s Republic of China, 4.750% due 10/29/13	1,186,299

Colombia — 5.0%
		Republic of Colombia:
1,825,000		10.750% due 1/15/13	2,272,125
3,150,000		11.750% due 2/25/20	4,496,625
2,175,000		8.125% due 5/21/24	2,427,300
675,000		10.375% due 1/28/33	928,969

		Total Colombia	10,125,019

See Notes to Financial Statements.
2     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security‡	Value

Ecuador — 2.2%
4,265,000	Republic of Ecuador, 9.000% due 8/15/30 (b)(c)	$4,418,540

El Salvador — 1.7%
	Republic of El Salvador:
1,460,000	7.750% due 1/24/23 (c)	1,587,750
1,665,000	8.250% due 4/10/32 (c)	1,806,525

	Total El Salvador	3,394,275

Indonesia — 0.4%
825,000	Republic of Indonesia, 8.500% due 10/12/35 (c)	910,594

Malaysia — 2.8%
5,936,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (c)	5,787,600

Mexico — 13.5%
	United Mexican States:
2,430,000	11.375% due 9/15/16	3,365,550
9,750,000	8.125% due 12/30/19	11,310,000
	Medium-Term Notes:
5,200,000	5.625% due 1/15/17	4,985,500
2,585,000	8.300% due 8/15/31	3,072,919
	Series A:
4,136,000	6.375% due 1/16/13	4,214,584
435,000	6.625% due 3/3/15	450,986

	Total Mexico	27,399,539

Panama — 4.2%
	Republic of Panama:
765,000	9.625% due 2/8/11	874,012
3,600,000	7.250% due 3/15/15	3,799,800
1,290,000	9.375% due 4/1/29	1,617,015
2,296,000	6.700% due 1/26/36	2,258,690

	Total Panama	8,549,517

Peru — 5.0%
	Republic of Peru:
200,000	9.125% due 2/21/12	222,600
3,180,000	9.875% due 2/6/15	3,780,225
	Global Bonds:
520,000	8.375% due 5/3/16	567,840
1,885,000	7.350% due 7/21/25	1,870,863
3,772,250	PDI, 5.000% due 3/7/17 (b)	3,628,904

	Total Peru	10,070,432

See Notes to Financial Statements.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      3

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security‡	Value

Philippines — 4.1%
	Republic of the Philippines:
250,000	9.000% due 2/15/13	$282,812
3,675,000	8.250% due 1/15/14	3,991,877
300,000	9.375% due 1/18/17	350,055
1,068,000	9.500% due 10/21/24	1,261,575
1,975,000	10.625% due 3/16/25	2,558,810

	Total Philippines	8,445,129

Poland — 1.1%
2,225,000	Republic of Poland, Notes, 5.250% due 1/15/14	2,167,317

Russia — 5.1%
	Russian Federation:
3,940,000	11.000% due 7/24/18 (c)	5,584,950
760,000	12.750% due 6/24/28 (c)	1,330,000
3,230,000	5.000% due 3/31/30 (b)(c)	3,508,587

	Total Russia	10,423,537

South Africa — 1.5%
2,925,000	Republic of South Africa, 6.500% due 6/2/14	3,009,094

Turkey — 7.1%
	Republic of Turkey:
900,000	11.750% due 6/15/10	1,078,650
1,500,000	11.500% due 1/23/12	1,865,625
425,000	7.250% due 3/15/15	443,062
2,225,000	7.000% due 6/5/20	2,247,250
1,705,000	11.875% due 1/15/30	2,600,125
	Collective Action Securities, Notes:
475,000	9.500% due 1/15/14	560,500
5,420,000	7.375% due 2/5/25	5,562,275

	Total Turkey	14,357,487

Ukraine — 1.0%
1,915,000	Republic of Ukraine, 7.650% due 6/11/13 (c)	2,005,963

Uruguay — 1.0%
	Republic of Uruguay:
500,000	7.500% due 3/15/15	517,500
1,454,027	7.875% due 1/15/33 (d)	1,483,835

	Total Uruguay	2,001,335

See Notes to Financial Statements.
4     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†		Security‡	Value

Venezuela — 4.2%
		Bolivarian Republic of Venezuela:
2,575,000		5.375% due 8/7/10	$2,502,900
2,000,000		5.750% due 2/26/16	1,862,000
1,350,000		7.650% due 4/21/25	1,453,612
		Collective Action Securities:
2,200,000		6.090% due 4/20/11 (b)(c)	2,226,400
445,000		10.750% due 9/19/13	555,138

		Total Venezuela	8,600,050

		TOTAL SOVEREIGN BONDS (Cost — $158,678,799)	166,789,609

CORPORATE BONDS & NOTES — 11.7%
Cayman Islands — 0.4%
750,000		Vale Overseas Ltd., Notes, 6.250% due 1/11/16	740,625

Chile — 0.5%
1,125,000		Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13	1,100,317

Mexico — 5.6%
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
130,000		10.250% due 6/15/07	135,850
120,000		9.375% due 5/1/12	129,600
50,000		12.500% due 6/15/12	55,625
		Pemex Project Funding Master Trust:
6,750,000		9.125% due 10/13/10	7,539,750
250,000		8.000% due 11/15/11	271,375
650,000		7.375% due 12/15/14	690,625
1,100,000		Guaranteed Bonds, 9.500% due 9/15/27	1,378,850
13,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	1,126,933

		Total Mexico	11,328,608

Russia — 4.7%
7,900,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (c)	9,574,010

Venezuela — 0.5%
1,000,000		Petrozuata Finance Inc., 8.220% due 4/1/17	971,649

		TOTAL CORPORATE BONDS & NOTES (Cost — $23,404,612)	23,715,209

See Notes to Financial Statements.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      5

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Contracts		Security‡	Value

PURCHASED OPTIONS — 0.1%
6,000,000	EUR	Argentina, Call @ $30.00, expires 8/15/06	$64,380
6,000,000	EUR	Argentina, Call @ $30.00, expires 9/27/06	64,380

		TOTAL PURCHASED OPTIONS (Cost — $514,158)	128,760

Warrants

WARRANTS — 0.7%
23,180	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	811,300
	United Mexican States:
4,600	Series XW05, Expires 11/9/06*	147,200
3,675	Series XW10, Expires 10/10/06*	174,562
3,500	Series XW20, Expires 9/1/06*	290,500

	TOTAL WARRANTS (Cost — $349,375)	1,423,562

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $182,946,944)	192,057,140

Face
Amount

SHORT-TERM INVESTMENT — 5.4%
Repurchase Agreement — 5.4%
$10,984,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 4/28/06, 4.750% due 5/1/06; Proceeds at maturity - $10,988,348; (Fully collateralized by U.S. Treasury Notes, 0.875% due 4/15/10; Market value - $11,207,410) (Cost — $10,984,000)	10,984,000

	TOTAL INVESTMENTS — 100.0% (Cost — $193,930,944#)	$203,041,140

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	All securities are segregated as collateral pursuant to a loan agreement and/or futures contracts.

(a)	Security is currently in default.

(b)	Variable rate security. Interest rates disclosed are those which are in effect at April 30, 2006. Maturity date shown is the date of the next interest rate reset or actual maturity.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.
6     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Abbreviations used in this schedule:

ARS — Argentine Peso
DEM — German Mark
EUR — Euro
GDP — Gross Domestic Product
ITL — Italian Lira
MXN — Mexican Peso
MYDFA — Multi-Year Depository Facility Agreement
PDI — Past Due Interest

See Notes to Financial Statements.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      7

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $193,930,944)	$203,041,140
Cash	31,306
Interest receivable	3,270,089
Deposits with brokers for open futures contracts	90,000
Prepaid expenses	17,585

Total Assets	206,450,120

LIABILITIES:
Loan payable (Note 4)	10,000,000
Investment management fee payable	169,064
Interest payable	46,683
Payable to broker — variation margin on open futures contracts	25,781
Accrued expenses	89,248

Total Liabilities	10,330,776

Total Net Assets	$196,119,344

NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	181,306,157
Overdistributed net investment income	(516,360)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	5,939,015
Net unrealized appreciation on investments, futures contracts and foreign currencies	9,377,517

Total Net Assets	$196,119,344

Shares Outstanding	13,014,971

Net Asset Value	$15.07

See Notes to Financial Statements.
8     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$7,275,070
Income from securities lending	6,761

Total Investment Income	7,281,831

EXPENSES:
Investment management fee (Note 2)	1,039,483
Interest expense (Note 4)	295,687
Shareholder reports	41,614
Audit and tax	30,770
Administration fees (Note 2)	26,745
Custody fees	26,240
Directors’ fees	26,122
Transfer agent fees	16,237
Legal fees	13,174
Loan fees	9,945
Stock exchange listing fees	8,078
Miscellaneous expenses	2,614

Total Expenses	1,536,709
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,376)

Net Expenses	1,532,333

Net Investment Income	5,749,498

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	6,500,793
Futures contracts	432,304
Foreign currency transactions	(627)

Net Realized Gain	6,932,470

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(3,746,401)
Futures contracts	(53,706)
Foreign currencies	1,836

Change in Net Unrealized Appreciation/ Depreciation	(3,798,271)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	3,134,199

Increase in Net Assets From Operations	$8,883,697

See Notes to Financial Statements.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      9

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited)
and the year ended October 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$5,749,498	$15,526,472
Net realized gain	6,932,470	24,006,178
Change in net unrealized appreciation/depreciation	(3,798,271)	(6,405,725)

Increase in Net Assets From Operations	8,883,697	33,126,925

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(6,371,011)	(16,767,066)
Net realized gains	(23,885,505)	(952,547)

Decrease in Net Assets From Distributions to Shareholders	(30,256,516)	(17,719,613)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued in reinvestment of distributions (39,360 and 18,753 shares issued, respectively)	598,374	304,885

Increase in Net Assets From Fund Share Transactions	598,374	304,885

Increase (Decrease) in Net Assets	(20,774,445)	15,712,197
NET ASSETS:
Beginning of period	216,893,789	201,181,592

End of period*	$196,119,344	$216,893,789

* Includes undistributed (overdistributed) net investment income of:	$(516,360)	$105,153

See Notes to Financial Statements.
10     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Statement of Cash Flows (For the six months ended April 30, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$7,024,520
Operating expenses paid	(1,344,971)
Net purchases of short-term investments	(4,984,000)
Realized loss on foreign currency transactions	(627)
Realized gain on futures contracts	432,304
Net change in unrealized depreciation on futures contracts	(53,706)
Net change in unrealized appreciation on foreign currencies	1,836
Purchases of long-term investments	(76,500,503)
Proceeds from disposition of long-term investments	106,620,063
Change in payable to broker — variation margin	21,093
Interest paid	(297,338)

Net Cash Provided by Operating Activities	30,918,671

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(30,256,516)
Proceeds from reinvestment of dividends	598,374

Net Cash Flows Used by Financing Activities	(29,658,142)

NET INCREASE IN CASH	1,260,529
Due to Custodian, Beginning of period	(1,139,223)

Cash and deposits with brokers for future contracts, End of period	$121,306

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations:	$8,883,697

Accretion of discount on investments	(556,528)
Amortization of premium on investments	389,913
Decrease in investments, at value	25,306,773
Decrease in payable for securities purchased	(4,047,246)
Increase in interest receivable	(90,696)
Decrease in receivable for securities sold	1,121,641
Increase in payable to broker — variation margin	21,093
Increase in prepaid expenses	(12,966)
Decrease in interest payable	(1,651)
Decrease in accrued expenses	(95,359)

Total Adjustments	22,034,974

Net Cash Flows Provided by Operating Activities	$30,918,671

See Notes to Financial Statements.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      11

Financial Highlights
For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)		2005(2)	2004(2)	2003(2)	2002(2)		2001

Net Asset Value, Beginning of Period	$16.72		$15.53	$15.04	$11.29	$12.24		$12.96

Income (Loss) From Operations:
Net investment income	0.44		1.20	1.26	1.47	1.57	(3)	1.57
Net realized and unrealized gain (loss)	0.24		1.35	0.66	3.74	(1.01	)(3)	(0.52)

Total Income From Operations	0.68		2.55	1.92	5.21	0.56		1.05

Less Distributions From:
Net investment income	(0.49)		(1.29)	(1.39)	(1.46)	(1.51)		(1.77)
Net realized gains	(1.84)		(0.07)	(0.04)	—	—		—

Total Distributions	(2.33)		(1.36)	(1.43)	(1.46)	(1.51)		(1.77)

Net Asset Value, End of Period	$15.07		$16.72	$15.53	$15.04	$11.29		$12.24

Market Price, End of Period	$13.06		$15.02	$16.34	$16.00	$11.60		$13.00

Total Return, Based on Net Asset Value	4.29%		17.19%	13.52%	48.36%	4.35%		8.52%

Total Return, Based on Market Price(4)	0.91%		0.19%	12.19%	53.18%	0.61%		30.15%

Net Assets, End of Period (000s)	$196,119		$216,894	$201,182	$194,337	$145,330		$156,701

Ratios to Average Net Assets:
Gross expenses	1.51	% (5)	2.24%	2.00%	2.11%	2.67%		4.04%
Gross expenses, excluding interest expense	1.22	(5)	1.24	1.24	1.30	1.46		1.32
Net expenses	1.51	(5)(6)	2.24	2.00	2.11	2.67		4.04
Net expenses, excluding interest expense	1.22	(5)(6)	1.24	1.24	1.30	1.46		1.32
Net investment income	5.66	(5)	7.41	8.39	10.77	12.91	(3)	12.13

Portfolio Turnover Rate	35%		83%	94%	100%	143%		192%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$10,000		$10,000	$60,000	$60,000	$60,000		$60,000
Asset Coverage for Loan Outstanding	2,061%		2,269%	435%	424%	342%		361%
Weighted Average Loan (000s)	$10,000		$46,027	$60,000	$60,000	$60,000		$60,000
Weighted Average Interest Rate on Loans	5.96%		3.79%	2.34%	2.38%	3.10%		7.29%

(1)	For the six months ended April 30, 2006 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 12.97%, and the net investment income and net realized and unrealized loss would have been $1.58 and ($1.02) respectively per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(4)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.
12     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies
The Salomon Brothers Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      13

Notes to Financial Statements (unaudited) (continued)
margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
   The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.
   (e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   (f) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.
   (g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific
14     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc. (“SBAM” the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.
   Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.
   Prior to the Legg Mason transaction, the Fund paid the Manager a fee calculated at an annual rate of 0.90% of the Fund’s average weekly net assets and an administration fee calculated at an annual rate of 0.150% of the Fund’s average weekly net assets up to $250 million and 0.125% of the Fund’s average weekly net assets in excess of $250 million. These fees are calculated daily and paid monthly.
   Under the new investment management agreement the Fund pays the Manager a management fee calculated at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million. Under the new management agreement SBAM also provides administrative services to the Fund, thus the Fund no longer pays a separate administrative fee.
   During the six months ended April 30, 2006, the Manager reimbursed expenses amounting to $4,376.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the six months ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$72,453,257

Sales	105,551,144

   At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,388,306
Gross unrealized depreciation	(2,278,110)

Net unrealized appreciation	$9,110,196

16     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   At April 30, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Sell:
U.S. Treasury 10 Year Note	150	6/06	$16,104,513	$15,836,719	$267,794

4.	Loan
At April 30, 2006, the Fund had a $10,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $10,000,000 outstanding with CHARTA, LLC (as successor by assignment to CXC, LLC) (the “Lender”). The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended April 30, 2006, the Fund incurred interest expense on this loan in the amount of $295,687.

5.	Dividends Subsequent to April 30, 2006
On February 22, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.075 per share payable on May 26, 2006 to shareholders of record on May 23, 2006.
   On May 3, 2006, the Fund’s Board declared three distributions, each in the amount of $0.075 per share, payable on June 30, 2006, July 28, 2006 and August 25, 2006 to shareholders of record on June 27, 2006, July 25, 2006 and August 22, 2006, respectively.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)
CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund boards approved a new transfer agent contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.
   This Fund is not one of the Affected Funds and did not implement the transfer agent arrangement described above. Therefore, this Fund has not received and will not receive any portion of the distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff is considering recommending that the Commission institute administrative proceedings
18     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in-capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report      19

Additional Shareholder Information (unaudited)
Result of Annual Meeting of Shareholders
The Annual Meeting of Shareholders of Salomon Brothers Worldwide Income Fund Inc. was held on February 28, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:
Election of Directors

Nominees:	Votes For	Votes Withheld

Carol L. Colman	12,286,725	344,411
R. Jay Gerken	12,308,384	322,384
William R. Hutchinson	12,402,048	229,088

At April 30, 2006, in addition to Carol L. Colman, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:
Daniel P. Cronin
Leslie H. Gelb
Riordan Roelt
Jeswald W. Salacuse
20     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited)
Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.
1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.
2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.
3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.
4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.
5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period,
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report     21

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)
then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.
6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.
7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.
8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.
9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although
22     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)
Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.
10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.
11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.
12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.
13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be
Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report     23

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)
authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.
15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.
16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.
24     Salomon Brothers Worldwide Income Fund Inc. 2006 Semi-Annual Report

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Salomon Brothers
Worldwide Income Fund Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
President and Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004 Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR
Salomon Brothers Asset Management Inc
399 Park Avenue New York, New York 10022

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
American Stock Transfer &
Trust Company
59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBW

This report is transmitted to the shareholders of Salomon Brothers Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0873  4/06 SR06-66

Salomon Brothers
Worldwide Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management [1] (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Salomon Brothers Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Worldwide Income Fund Inc.
Date: July 7, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Worldwide Income Fund Inc.
Date: July 7, 2006

By:	/s/ Frances M. Guggino
(Frances M Guggino)
Chief Financial Officer of
Salomon Brothers Worldwide Income Fund Inc.
Date: July 7, 2006